REA- STAT SUP 1 021312
Statutory Prospectus Supplement dated February 13, 2012
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C, R, Y and Investor Class shares of the Fund listed below:
Invesco Real Estate Fund
Effective March 16, 2012, Invesco Real Estate Fund will re-open to new investors.
Accordingly, effective March 16, 2012, (i) the last sentence on the front cover of the prospectus is deleted in its entirety and (ii) the section entitled “Other Information — Limited Fund Offering” is hereby deleted in its entirety and replaced with the following:
“Future Fund Closure
Due to the sometimes limited availability of investment opportunities meeting the investment criteria for the Fund, the Fund may periodically suspend or limit the offering of its shares. During closed periods, the Fund may impose different standards for additional investments.”
REA- STAT SUP 1 021312

AIS-SUP-2 021312
Statutory Prospectus Supplement dated February 13, 2012
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Institutional Class shares of the Funds listed below:
Invesco Dynamics Fund
Invesco Global Real Estate Fund
Invesco High Yield Fund
Invesco Limited Maturity Treasury Fund
Invesco Money Market Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco U.S. Government Fund
Effective March 16, 2012, Invesco Real Estate Fund will re-open to new investors.
Accordingly, effective March 16, 2012, the section entitled “Other Information — Limited Fund Offering (Invesco Real Estate Fund)” is deleted in its entirety and replaced with the following:
“Future Fund Closure (Invesco Real Estate Fund)
Due to the sometimes limited availability of investment opportunities meeting the investment criteria for the Fund, the Fund may periodically suspend or limit the offering of its shares. During closed periods, the Fund may impose different standards for additional investments.”
AIS-SUP-2 021312

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